Investor Presentation August 2021 EXHIBIT 99.1

Forward-Looking Statements Disclaimer This presentation contains certain forward-looking statements, including with respect to expected revenues and earnings/loss per share. Forward-looking statements are not guarantees of future performance or results. Known and unknown factors that could cause actual performance or results to be materially different from those expressed or implied in these statements include, but are not limited to: ability to successfully manage and integrate acquisitions of other companies in a manner that complements or leverages our existing business, or otherwise expands or enhances our portfolio of products and our end-to-end service offerings, and the diversion of management’s attention from our ongoing business and regular business responsibilities to effect such integration; the expected economic benefits of acquisitions (and increased returns for our stockholders), including that the anticipated synergies, revenue enhancement strategies and other benefits from the acquisitions may not be fully realized or may take longer to realize than expected and our actual integration costs may exceed our estimates; impact of increased or different risks arising from the acquisition of companies located in foreign countries; ability to market and sell products, whether through our internal, direct sales force or third parties; impact of significant customer concentration in the genomics business; failure of distributors or other customers to meet purchase forecasts, historic purchase levels or minimum purchase requirements for our products; ability to manufacture products in accordance with applicable specifications, performance standards and quality requirements; ability to obtain, and timing and cost of obtaining, necessary regulatory approvals for new products or new indications or applications for existing products; ability to comply with applicable regulatory requirements; ability to effectively resolve warning letters, audit observations and other findings or comments from the U.S. Food and Drug Administration (“FDA”) or other regulators; the impact of the novel coronavirus (“COVID-19”) pandemic on our business and our ability to successfully develop new products, validate the expanded use of existing collector products and commercialize such products for COVID-19 testing; changes in relationships, including disputes or disagreements, with strategic partners or other parties and reliance on strategic partners for the performance of critical activities under collaborative arrangements; ability to meet increased demand for the Company’s products; impact of replacing distributors; inventory levels at distributors and other customers; ability of the Company to achieve its financial and strategic objectives and continue to increase its revenues, including the ability to expand international sales; ability to identify, complete, integrate and realize the full benefits of future acquisitions; impact of competitors, competing products and technology changes; reduction or deferral of public funding available to customers; competition from new or better technology or lower cost products; ability to develop, commercialize and market new products; market acceptance of oral fluid or urine testing, collection or other products; market acceptance and uptake of microbiome informatics, microbial genetics technology and related analytics services; changes in market acceptance of products based on product performance or other factors, including changes in testing guidelines, algorithms or other recommendations by the Centers for Disease Control and Prevention (“CDC”) or other agencies; ability to fund research and development and other products and operations; ability to obtain and maintain new or existing product distribution channels; reliance on sole supply sources for critical products and components; availability of related products produced by third parties or products required for use of our products; impact of contracting with the U.S. government; impact of negative economic conditions; ability to maintain sustained profitability; ability to utilize net operating loss carry forwards or other deferred tax assets; volatility of the Company’s stock price; uncertainty relating to patent protection and potential patent infringement claims; uncertainty and costs of litigation relating to patents and other intellectual property; availability of licenses to patents or other technology; ability to enter into international manufacturing agreements; obstacles to international marketing and manufacturing of products; ability to sell products internationally, including the impact of changes in international funding sources and testing algorithms; adverse movements in foreign currency exchange rates; loss or impairment of sources of capital; ability to attract and retain qualified personnel; exposure to product liability and other types of litigation; changes in international, federal or state laws and regulations; customer consolidations and inventory practices; equipment failures and ability to obtain needed raw materials and components; the impact of terrorist attacks and civil unrest; and general political, business and economic conditions. These and other factors that could affect the Company’s results are discussed more fully in the Company’s Securities and Exchange Commission (“SEC”) filings, including our registration statements, Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Reports on Form 10-Q, and other filings with the SEC. Although forward-looking statements help to provide information about future prospects, readers should keep in mind that forward-looking statements may not be reliable. The forward-looking statements are made as of the date of this presentation and OraSure Technologies undertakes no duty to update these statements.

OraSure’s Mission and Vision “Smart science made simple.”  OUR MISSION: OUR VISION: “Our mission to do good and help solve the world’s greatest health challenges is what drives us. We are committed to making a difference in the world of individual and public health by enabling access to discovery and diagnostics.” “We envision a company that drives access to multiple layers of information and data to understand health, wellness, and disease states – and pioneers groundbreaking ways of understanding what’s in us, on us and around us.”

We Play Where Healthcare is Going Move to point-of-care home testing Growth of personalized medicine Healthcare consumerism

Key Focus Areas to Drive Shareholder Value Expand Global Commercial  Capabilities and Reach Drive Higher Growth Through Expanded R&D and M&A Expand Into New Sample Types and New Testing Modalities in Molecular Solutions Capitalize on COVID-19 Testing Opportunity To Fund Future Growth

# Our Focused Business Units

## DIAGNOSTICS

OraSure Technologies provides accurate, effortless, high-value point-of-care and self-test diagnostic solutions for:

- Infectious Disease Testing
  - HIV
  - HCV
  - COVID-19
  - EBOLA and FLU
- Oral fluid substance abuse testing



37% of FY20 product revenue

## MOLECULAR SOLUTIONS

### Sampling

Sample collection & stabilization by DNA Genotek and Novosanis devices, facilitate multi-omic testing and near-patient/home testing

- Best-in-class tools and chemistries
- Multiple samples/analytes



56% of FY20 product revenue

### Services

Diversigen is the leader in the emerging, high-growth field of microbiome lab services

- Clinical trial support for pharma
- Consumer testing
- Customization, analysis, & consulting



4% of FY20 product revenue

© 2021 OraSure Technologies, Inc.
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Diagnostics

# Expert in Effortless Near-Patient Testing for Public Health

| Disease | OraSure Products | Product Differentiation | U.S./Global Disease Incidence | Testing Recommendations | Number of Tests in U.S. Each Year (All Methods) | Global Testing | % of Global Tests (POC) | Global Market Growth |
|---|---|---|---|---|---|---|---|---|
| COVID-19 | • InteliSwab™ COVID-19 Rapid Test | • Designed to be one of the simplest tests on the market | N/A | • Testing has EUA in the professional, prescription self test, and over-the-counter settings | ≈ 250M (2020) | ≈ 1.2B (2020) | > 60% antigen globally | Variable |
| HIV | • OraQuick® HIV | • Only FDA approved test for over-the-counter home testing<br>• Saliva based test | 1.2M / 38M | • 13-64 at least once in their life<br>• Those with risk factors tested annually or every 3 -6 months | 30-40M | 80-100M | 20-25% | 5-7% |
| HCV | • OraQuick® HCV | • Simple highly accurate test using finger stick blood | 2.4M / 71M | • Testing at least once in a lifetime<br>• All adults born between 1945-1965<br>• Patients with high risk factors | 8-10M | 75-90M | 15-20% | 5-7% |
| Substance Abuse | • Intercept® Oral Fluid Drug Testing System | • Ability to use oral fluid as the sample collection and visually ensure compliance | N/A | • Employer screening<br>• Drug treatment and pain management<br>• Insurance screening | 15-20M | Less than 5% of products sold outside of North America | 10% oral fluid | 5-7% |

InteliSwab™: Designed to be the Simplest COVID-19 Test on the Market Authorized by FDA for OTC, Prescription Home Use and Professional Point-of-Care CLIA-Waived use Accuracy comparable to other point-of-care offerings (84% sensitivity / 98% specificity) Convenient sample collection with <1 min. of hands on time; results in 30 min. More than 98% of users find InteliSwab easy to use Visually read, lateral flow test; No instrumentation, internet access or laboratory analysis needed to interpret results Swab is fully integrated into the test stick eliminating dependence on nasal swabs SWAB both nostrils SWIRL in the tube SEE your results 1 2 3

# Continued elevated need for simple point-of-care testing; Long-term market as COVID-19 becomes endemic

## U.S. Testing Data


2M
1.5M
1M
0.5M
0
Daily tests
Apr 2020
Jul 2020
Oct 2020
Jan 2021
Apr 2021
Jul 2021
Total new tests (7 day moving average)
Daily total tests
Daily positive tests

## Pending Testing Catalysts

- Indication expansion for children 2-15
- COVID-19 public health reporting app launch
- Registrations in international markets accepting U.S. FDA EUA
- Back to school and back to work programs
- Upcoming cold and flu season
- Disease seasonality
- New variants of the virus
- CE Mark

## Testing Capacity Expansion


InteliSwab™
55M
TODAY
70M
3Q21
4Q21
1Q22
120M
2Q22

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# Key Growth Drivers for the Diagnostic Business



### OraQuick® HIV

- FY 2021 federal budget includes $386 million for "Ending the HIV Epidemic," implementation, up from $267 million in FY2020
- OUS testing grew at double digit rate (FY15-FY20)
- PrEP - need to verify HIV status routinely



### OraQuick® HCV

- Advent of new effective treatments
- Declining cost of antiviral therapy
- OUS direct to patient opportunity



### Intercept® Oral Fluid Drug Testing System

- Transition to oral fluid DOA testing (SAMHSA guidelines)
- Increase in hiring
- DTP testing laboratories



### InteliSwab™

- Home testing opportunity
- Retail pharmacy
- Partnerships with businesses and schools
- Government testing
- International expansion

© 2021 OraSure Technologies, Inc.
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Revenue in Key Diagnostic Testing Categories Test Revenue (in mil.) Diagnostic business recovering from COVID-19 pandemic. COVID-19 testing revenue expected to begin to increase in Q321 Recovering From Pandemic & Launching COVID-19 Antigen Test

Molecular Solutions

A Global Leader in Sample Collection & Service Solutions for Multi-omic Customers Provider of best-in-class, proprietary sample collection systems and services to major academic, clinical, and consumer genomics focused labs END MARKETS GROWING IN MID-TEENS Consumer Genomics Clinical Genomics Direct-to-patient laboratories Academic Labs Sample collection kits across a variety of specimen types and applications Data and fulfillment services Multi-omic research & testing services (initial focus in microbiome) WHO WE SERVE WHAT WE DO

Building a Comprehensive Portfolio of Solutions/Services Urine* Blood Gut* Oral* Other Skin* Vaginal* End-to-End Quality in Sampling, Services, & Bioinformatics Optimized Sample High Quality Extract & Process Data Capture & Analysis Actionable results driven by Algorithms Human & Animal Health Samples Multi-omics Genome Transciptome Proteome Metabolome * Currently marketed solutions Microbiome

Colli-Pee®*, New Innovation in Sample Collection; Addressing Global HPV Screening Market 95%, 95% CI (0.88-1.01) 97%, 95% CI (0.89-1.05) Relative Sensitivity Statistically Equivalent *Colli-Pee® is a research use only product and has not obtained regulatory approval **Van Keer et al., https://doi.org/10.1016/j.ygyno.2021.06.010

Accelerating Expansion Into New Sample Types, Multi-omic Research Areas & Services 2004 2011 2005 2008 2014 2016 600 series 2019 6,000 customers – no single customer now greater than 7% of revenue 100 countries where products are sold 3,000 peer reviewed research publications supporting technologies

All-in-one Solutions for Self-collection of Samples for Molecular COVID-19 Testing All-in-one, easy, reliable and non-invasive self-collection of high quality RNA ORAcollect®·RNA and OMNIgene®·ORAL have received EUAs, interim authorization from Health Canada, and are CE-IVD marked Eight customers to date* have received EUAs incorporating our sample collection products OMNIgene·ORAL named one of TIME magazine’s best inventions of 2020 OM-505** OR-100** OGD-500 Validating With Partners *As of 8/31/21 **OR-100/OM-505 are the formats for the US market. Outside of the US, we use the ORE-100/OME-505 formats.

Expanding Competitiveness Through Multiple Strategies Expanding intellectual property portfolio through filed patents and technology acquisitions (38 patents filed to date on collection devices) Long-term contracts with major customers providing forward visibility Increased regulatory approvals in conjunction with commercial partners Customer kit specialization and increased service scope 1 2 3 4

Building a Leadership Position in High-Growth Microbiome Testing Services Market Largest provider of microbiome testing services to pharma – >30 biopharma collaborations Increasing use of microbiome testing in applications such as cosmetics, animal health, & consumer testing The microbiome is increasingly being found to influence many diseases and biological processes $400 million microbiome testing market estimated to be growing at 15%+ Future applications could include research services, tests, and companion diagnostics for pharma

Strong Core Growth in Molecular Solutions Test Revenue (in mil.) 2Q21 One of Strongest Quarters Ever from Genomics & Microbiome Services

Capital Deployment / Strategic Partnerships Using robust balance sheet to create revenue and shareholder value Evaluating companies/technologies in both diagnostics and molecular solutions $229 million in cash on balance sheet* with no debt Four completed acquisitions 2019-2020 Continue to seek acquisitions that are accretive to our innovation-based growth strategy * Cash and cash equivalents, short-term investments, and long-term investments as of June 30, 2021

Summary Commercially tied to high growth areas of healthcare such as consumer/clinical genomics and shift to direct-to-patient/near patient testing Increased investment in internal R&D pipeline and reinvigorating innovation Significant opportunity with COVID-19 testing solutions to drive growth and fund additional investment Strong balance sheet with focus on deploying capital to drive growth and leverage infrastructure Smart Science Made Simple